EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of EnergySolutions, Inc., a Delaware corporation (the “Company”) does hereby certify that to the knowledge of the undersigned the Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2012	By:	/s/ DAVID J. LOCKWOOD
David J. Lockwood, President and
Chief Executive Officer

November 9, 2012	By:	/s/ GREGORY S. WOOD
Gregory S. Wood, Executive Vice
President and Chief Financial Officer

A manually signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.